UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 28, 2007
A. SCHULMAN, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-7459	34-0514850

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

3550 West Market Street, Akron, Ohio	44333

(Address of principal executive offices)	(Zip Code)
(330) 666-3751

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On June 29, 2007, A. Schulman, Inc. (the “Company”) announced earnings for the Company’s third quarter ended May 31, 2007. A copy of the press release announcing these results is attached as Exhibit 99.1 hereto and incorporated by reference herein.
     Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
     Effective June 28, 2007, the Company’s Board of Directors approved an amendment to the first sentence of Article VII, Section 1 of the Amended and Restated By-Laws of A. Schulman, Inc. to clarify that shares of capital stock in the Company may be certificated or uncertificated. A copy of the provision, as amended, is attached as Exhibit 3.1 hereto and incorporated by reference herein.
     Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
ITEM 7.01 REGULATION FD DISCLOSURE
     On June 29, 2007, the Company announced the reorganization of its North American operations. A copy of the press release announcing this reorganization is attached as Exhibit 99.2 hereto and incorporated by reference herein.
     Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 7.01 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.

Exhibit Number	Description

3.1	Amendment to the Amended and Restated By-Laws of A. Schulman, Inc.

99.1	Press Release, dated June 29, 2007, announcing earnings results.

99.2	Press Release, dated June 29, 2007, announcing the reorganization of North American operations.
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A. Schulman, Inc.
By:	/s/ Paul F. DeSantis
Paul F. DeSantis
Vice President - Chief Financial Officer and Treasurer

Date: July 2, 2007

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